UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

Item 1. Report to Shareholders

Emerging Markets Bond Fund	June 30, 2012

The views and opinions in this report were current as of June 30, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging market bonds posted solid gains through the first six months of 2012, largely due to an exceptionally strong first quarter. Investors’ appetite for riskier assets was high during the first three months of the year, and the asset class benefited amid signs of progress in the European debt crisis, an improving U.S. recovery, and an orderly slowdown of the Chinese economy. Risk aversion returned in the second quarter amid renewed concerns about Europe, the U.S., and China, but appealing yields on emerging market debt continued to attract investors and helped to minimize the negative impact.

As seen in the Performance Comparison table, the Emerging Markets Bond Fund gained 7.55% for the six months ended June 30, 2012. The fund performed in line with the J.P. Morgan Emerging Markets Bond Index Global and outpaced its Lipper peer group average. Allocations to off-benchmark corporate bonds, particularly in China and Russia, were our biggest performance contributors, due largely to exceptionally strong first-quarter gains. Our exposure to locally denominated Brazilian debt weighed on returns.

MARKET ENVIRONMENT

The first half of 2012 was a tale of two quarters. Investor sentiment was decidedly upbeat through the first three months of the period, buoyed by positive economic and political developments. The U.S. economic recovery was progressing nicely amid unexpected strength in manufacturing and employment, the European Central Bank’s two long-term refinancing operations (LTROs) signaled progress on the eurozone debt crisis, and China’s economy seemed to be cooling in an orderly manner to more sustainable growth. Emerging market debt posted solid gains for the first quarter. Sovereign debt denominated in local currencies experienced the best returns in U.S. dollar terms, as emerging market currencies generally appreciated during the period. Corporate debt markets also outpaced hard currency government debt, with the high yield corporate segment delivering exceptional returns. Many high-risk markets performed relatively well, but higher-quality government debt underperformed.

Risk aversion returned in the second quarter, however, as signs of a weakening global economy sapped investor confidence. Much of Europe remained mired in recession, and election results in Greece and France revealed widespread discontent over fiscal austerity measures. Mixed economic data in the U.S., including persistently high unemployment, indicated that the previously resilient recovery was starting to falter, and the Chinese economic slowdown was sharper than expected. Emerging market bonds generated mixed returns but managed a modest overall gain. Yield-hungry investors were still drawn to the asset class but preferred the safety of debt denominated in hard currency. Local currency debt was punished as the U.S. dollar strengthened. Reduced global economic activity weighed on corporate debt, particularly in the noninvestment-grade segment.

PORTFOLIO REVIEW AND POSITIONING

Our exposure to emerging market corporate debt—a sector not included in the J.P. Morgan index—was the primary driver of the fund’s outperformance versus the benchmark. Gains in this market segment were exceptionally good in the first three months of the period, which more than made up for relative weakness in the second quarter. Our positions in Russia and China were particularly strong. Russian company Metalloinvest, a steel manufacturer that is also one of the world’s largest iron ore miners, delivered strong gains. The firm’s vertical integration allows for significant economies of scale and provides a key competitive advantage against nonintegrated producers. Chinese companies also performed well in the period, led by our corporate holdings focused on the property sector. Firms such as KWG Property Holding and Central China Real Estate advanced following the release of encouraging economic data, indicating that China was managing its way to a soft economic landing. We believe the Chinese real estate sector remains well supported by continued urbanization trends, a high savings rate, and a lack of investment alternatives in the region. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our exposure to Brazilian debt denominated in the local currency, the real, was the worst performer during the period. Growth indicators in the country deteriorated appreciably in the latter half of the period. Expectations for commodities pricing were particularly weak against a backdrop of a slowing global economy and reduced demand from China, where fixed-asset investments have fallen sharply from previous years. Brazilian policymakers cut interest rates aggressively in response to the slowdown. Although rate cuts typically have a beneficial impact on local debt pricing, the Brazilian real fell substantially against the U.S. dollar, which weighed on the fund’s total return. In fact, the dollar strengthened against a broad swath of emerging market currencies, including the Mexican peso.

In terms of portfolio positioning, we modestly reduced our allocation to local currency debt in the second half of the period. While interest rate cuts prevailed across many emerging markets amid muted inflation and weak global growth, heightened volatility in capital flows and the potential for increased government intervention in some markets prompted our reduction. We continue to like certain local markets, Mexico and Brazil most notably. The majority of our Brazilian exposure is hedged to the U.S. dollar, and we are currently evaluating the merits of adding exposure to the increasingly attractive inflation-linked market.

It is important to note that the choice to invest in local debt and the respective currency in which the debt is issued are two distinct decisions. We have significantly reduced our local currency exposure as decreased risk appetite and lower growth expectations are likely to lead to currency weakness. We still expect emerging market currencies to appreciate over time, but the U.S. dollar should benefit over the near term given global economic uncertainty. Our largest net currency positions include the Mexican peso and Turkish lira. We expect the Mexican government to hold off cutting interest rates, and the currency continues to be attractively valued. Turkey’s unorthodox monetary policy has resulted in a modest reduction of the current account deficit, which has supported the lira.

Our conviction in the corporate market remains firm despite the recent rise in risk aversion. Higher growth rates in emerging economies provide a direct benefit to local corporations, and we believe the asset class has the potential to perform well over the long term. Although we modestly trimmed our corporate allocation during the reporting period, this was done primarily to leave room to participate in new issues anticipated in the second half of the year. We expect relatively more issuance in the below investment-grade space, where more attractive valuations may be found for investors with an independent risk assessment such as ours. Within our corporate allocation, the portfolio is positioned across companies that stand to benefit from growing domestic demand from the emerging market consumer, particularly in Brazil, Russia, China, India, and Mexico, and emphasizes the industrial and retail industries. We also recently added to our banking sector exposure and reduced our positions in oil-related companies in view of the gloomy outlook for oil prices.

Latin America remains our largest regional exposure, and Brazil is our largest overweight relative to the index. The country has a healthy reserve position, a diverse mix of commodity exports, and healthy domestic demand despite the recent slowdown. Eastern Europe is our next-largest allocation, and our overweight position is due largely to an emphasis on Russia. The country maintains a relatively robust growth outlook, led by consumer activity, lower inflation, and an ongoing resumption in lending activity. We remain underweight in troubled Eastern European countries such as Belarus, Croatia, and Hungary, which are more exposed to contagion risks from the deteriorating eurozone economy. We are maintaining our underweight exposure in Asian sovereign debt, due mostly to rich valuations. We narrowed the underweight during the period by adding to the Chinese property sector, which performed well.

OUTLOOK

We remain optimistic about the prospects for emerging market debt. While recent data indicate that the global economy is slowing, we maintain confidence in a continuing, albeit modest, U.S. recovery and an eventual soft landing in China, which would likely provide meaningful support for investor risk tolerance. While the recent European Council summit has eased some of the concerns surrounding the eurozone crisis, we believe several structural issues need to be corrected before stability is restored. Consequently, valuations on select emerging market credits may remain volatile in the near term as eurozone leaders struggle to address sluggish economic growth and high debt levels.

Amid the challenges faced by developed economies, emerging market sovereign and corporate debt remains relatively well supported from both fundamental and technical standpoints. In addition to higher growth expectations and lower debt burdens than the average developed country, emerging markets benefit from a much broader variety of policy tools than many developed markets. Overall, we are encouraged that credit fundamentals and economic growth potential in emerging countries are generally favorable relative to many highly indebted developed countries. We believe this will continue to drive secular capital flows into emerging debt markets in the long term and support bond prices.

Effective security selection is becoming increasingly important as the international bond market grows in size, complexity, and maturity. We believe that the extended reach of T. Rowe Price’s global credit and equity research platforms, combined with our emphasis on cross-functional collaboration, gives our portfolio managers a critical edge in evaluating opportunities and risks in the global bond market.

Respectfully submitted,

Michael J. Conelius
Portfolio manager of the Emerging Markets Bond Fund and chairman of the fund’s Investment Advisory Committee.

July 27, 2012

The committee chairman has day-to-day responsibility for the portfolio and works with committee members in developing and executing the fund’s investment program.

RISK OF INTERNATIONAL BOND INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets including unpredictable changes in currency values. Investments in emerging markets are subject to abrupt and severe price declines and should be regarded as speculative. The economic and political structures of developing nations, in most cases, do not compare favorably with the U.S. or other developed countries in terms of wealth and stability, and their financial markets often lack liquidity. Some countries also have legacies of hyperinflation, currency devaluations, and governmental interference in markets.

International investments are subject to currency risk, a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency. The overall impact on a fund’s holdings can be significant and long-lasting depending on the currencies represented in the portfolio, how each one appreciates or depreciates in relation to the U.S. dollar, and whether currency positions are hedged. Further, exchange rate movements are unpredictable, and it is not possible to effectively hedge the currency risks of many developing countries.

Bonds are also subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund’s income level and share price.

GLOSSARY

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in response to a one-percentage-point rise in rates, and vice versa.

J.P. Morgan Emerging Markets Bond Index Global: Tracks U.S. dollar government bonds of 31 foreign countries.

Quasi-sovereign debt: Debt issued by a corporation and backed by the respective government, typically offering the higher yields of corporate debt with the added benefit of government support.

Weighted average effective duration (years): A measure of a portfolio’s price sensitivity to changes in interest rates. Portfolios with longer weighted average effective durations are more sensitive to changes in interest rates than securities of shorter durations.

Weighted average maturity: A measure of a fund’s sensitivity to interest rates. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
NET ASSET VALUE						
Beginning of period	$ 12.74	$ 13.28	$ 12.54	$ 10.11	$ 13.46	$ 13.84
Investment activities						
Net investment income[(1)]	0.41	0.88	0.88	0.93	1.02	1.01
Net realized and unrealized gain (loss)	0.55	(0.43)	0.74	2.46	(3.26)	(0.23)
Total from investment activities	0.96	0.45	1.62	3.39	(2.24)	0.78
Distributions						
Net investment income	(0.42)	(0.89)	(0.86)	(0.67)	(1.04)	(1.00)
Net realized gain	–	(0.10)	(0.02)	–	(0.07)	(0.16)
Tax return of capital	–	–	–	(0.29)	–	–
Total distributions	(0.42)	(0.99)	(0.88)	(0.96)	(1.11)	(1.16)
NET ASSET VALUE						
End of period	**$ 13.28**	**$ 12.74**	**$ 13.28**	**$ 12.54**	**$ 10.11**	**$ 13.46**

Ratios/Supplemental Data

	6 Months Ended 6/30/12	Year Ended 12/31/11	12/31/10	12/31/09	12/31/08	12/31/07
Total return[(2)]	7.55%	3.47%	13.29%	34.93%	(17.71)%	5.81%
Ratio of total expenses to average net assets	0.95%[(3)]	0.94%	0.95%	0.97%	0.98%	0.96%
Ratio of net investment income to average net assets	6.27%[(3)]	6.72%	6.73%	7.95%	8.33%	7.39%
Portfolio turnover rate	20.9%	50.1%	35.3%	37.0%	57.1%	63.4%
Net assets, end of period (in millions)	$ 3,442	$ 3,087	$ 2,658	$ 1,833	$ 544	$ 697

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Par/Shares	Value
ANGOLA 0.2%		
Corporate Bonds 0.2%		
Standard Bank, CLN (Reference: Angolan Ministry of Finance) FRN, 3.98%, 11/15/12 (USD)	6,800,000	6,741
Total Angola (Cost $6,796)		6,741
ARGENTINA 2.0%		
Corporate Bonds 0.6%		
Aeropuertos Argentina 2000, 10.75%, 12/1/20 (USD) (1)	2,190,200	1,807
Arcos Dorados Holdings, 10.25%, 7/13/16 (BRL) (1)	13,540,000	7,146
Banco Galicia y Buenos Aires, 8.75%, 5/4/18 (USD) (1)	10,430,000	7,562
IRSA Inversiones y Representaciones 11.50%, 7/20/20 (USD) (1)	5,715,000	4,550
		21,065
Government Bonds 1.4%		
City of Buenos Aires, 12.50%, 4/6/15 (USD) (1)	8,175,000	6,949
Republic of Argentina, 7.00%, 10/3/15 (USD)	5,300,000	4,016
Republic of Argentina, 8.28%, 12/31/33 (USD)	42,655,241	28,152
Republic of Argentina, FRN, 2.50%, 12/31/38 (USD)	24,015,000	7,805
		46,922
Total Argentina (Cost $83,089)		67,987
BRAZIL 14.4%		
Corporate Bonds 5.0%		
Banco Bradesco/Cayman Islands, 4.125%, 5/16/16 (USD) (1)	7,950,000	8,248
Banco do Estado do Rio Grande do Sul 7.375%, 2/2/22 (USD) (1)	9,200,000	9,476
BFF International, 7.25%, 1/28/20 (USD)	1,650,000	1,877
BR Malls International Finance, 9.75%, 11/29/49 (USD)	5,773,000	5,888
BR Properties, 9.00%, 10/29/49 (USD) (1)	10,325,000	10,893
Brasil Telecom, 9.75%, 9/15/16 (1)	10,600,000	5,555

BRF - Brasil Foods, 5.875%, 6/6/22 (USD) (1)	2,315,000	2,390
Centrais Electricas Brasileiras, 5.75%, 10/27/21 (USD) (1)	9,835,000	10,799
Centrais Electricas do Para, 10.50%, 6/3/16 (USD) (1) (6)	8,375,000	2,596
Cia de Saneamento Basico, 6.25%, 12/16/20 (USD) (1)	5,000,000	5,325
Cosan Finance, 7.00%, 2/1/17 (USD)	2,500,000	2,718
Embraer, 5.15%, 6/15/22 (USD)	3,600,000	3,704
General Shopping Finance, 10.00%, 11/29/49 (USD) (1)	7,400,000	7,141
General Shopping Finance, 10.00%, 11/29/49 (USD)	85,000	83
Itau Unibanco Holding, 5.65%, 3/19/22 (USD) (1)	5,870,000	5,907
Minerva Luxembourg, 12.25%, 2/10/22 (USD) (1)	8,350,000	8,726
Minerva Overseas II, 10.875%, 11/15/19 (USD) (1)	7,655,000	7,751
Net Servicos de Comunicacao, 7.50%, 1/27/20 (USD)	4,175,000	4,801
Odebrecht Finance, 6.00%, 4/5/23 (USD) (1)	5,000,000	5,292
Odebrecht Finance, 7.125%, 6/26/42 (USD) (1)	3,325,000	3,325
Petrobras International Finance, 5.375%, 1/27/21 (USD)	14,135,000	15,316
Petrobras International Finance, 6.75%, 1/27/41 (USD)	6,800,000	8,020
Petrobras International Finance, 6.875%, 1/20/40 (USD)	8,900,000	10,689
Petrobras International Finance, 7.875%, 3/15/19 (USD)	5,100,000	6,232
TAM Capital, 7.375%, 4/25/17 (USD)	4,120,000	4,193
TAM Capital 2, 9.50%, 1/29/20 (USD) (1)	1,000,000	1,086
TAM Capital 2, 9.50%, 1/29/20 (USD)	1,600,000	1,738
Vale Overseas, 4.375%, 1/11/22 (USD)	1,960,000	2,007
Votorantim Cimentos, 7.25%, 4/5/41 (USD) (1)	9,700,000	9,797
		171,573
Government Bonds 9.4%		
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/14	65,459,000	33,423
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/17	91,736,000	46,809
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/21	45,370,000	22,656
Brazil Notas do Tesouro Nacional, 10.00%, 1/1/23	52,346,000	25,792

Brazil Notas do Tesouro Nacional, Treasury Inflation-Indexed 6.00%, 5/15/15	44,155,000	50,282
Brazil Notas do Tesouro Nacional, Treasury Inflation-Indexed 6.00%, 8/15/16	6,932,000	7,919
Republic of Brazil, 5.625%, 1/7/41 (USD)	32,760,000	40,344
Republic of Brazil, 5.875%, 1/15/19 (USD)	775,000	939
Republic of Brazil, 7.125%, 1/20/37 (USD)	45,619,000	66,034
Republic of Brazil, 8.25%, 1/20/34 (USD)	11,600,000	18,270
Republic of Brazil, 8.75%, 2/4/25 (USD)	4,420,000	6,851
Republic of Brazil, 10.125%, 5/15/27 (USD)	2,260,000	3,870
		323,189
Total Brazil (Cost $479,972)		494,762

CAYMAN ISLANDS 0.4%

Corporate Bonds 0.4%

RDS Ultra-Deepwater, 11.875%, 3/15/17 (USD) (1)	10,235,000	11,335
Sable International Finance, 8.75%, 2/1/20 (USD) (1)	1,425,000	1,516
Total Cayman Islands (Cost $11,764)		12,851

CHILE 0.2%

Corporate Bonds 0.2%

Banco del Estado - Chile, 3.875%, 2/8/22 (USD) (1)	2,500,000	2,557
Banco del Estado - Chile, 4.125%, 10/7/20 (USD)	3,807,000	4,006
Codelco, 6.15%, 10/24/36 (USD)	1,135,000	1,429
Empresa Nacional Del Petroleo, 4.75%, 12/6/21 (USD) (1)	170,000	179
Total Chile (Cost $7,773)		8,171

CHINA 4.0%

Corporate Bonds 4.0%

Central China Real Estate, 12.25%, 10/20/15 (USD)	14,000,000	14,647

China Resources Gas Group, 4.50%, 4/5/22 (USD) (1)	7,000,000	7,184
China Shanshui Cement Group, 8.50%, 5/25/16 (USD) (1)	15,800,000	15,602
China Shanshui Cement Group, 10.50%, 4/27/17 (USD) (1)	2,938,000	2,975
CNOOC Finance, 3.875%, 5/2/22 (USD) (1)	2,820,000	2,925
Country Garden Holdings, 10.50%, 8/11/15 (USD)	2,650,000	2,764
Country Garden Holdings, 11.125%, 2/23/18 (USD) (1)	13,550,000	13,855
Country Garden Holdings, 11.125%, 2/23/18 (USD)	3,000,000	3,067
ENN Energy Holdings, 6.00%, 5/13/21 (USD) (1)	9,450,000	9,530
ENN Energy Holdings, 6.00%, 5/13/21 (USD)	750,000	756
KWG Property Holdings, 12.50%, 8/18/17 (USD)	493,000	480
KWG Property Holdings, 12.75%, 3/30/16 (USD)	11,400,000	11,349
KWG Property Holdings, 13.25%, 3/22/17 (USD)	1,507,000	1,497
Mega Advance Investments, 5.00%, 5/12/21 (USD) (1)	12,800,000	13,727
Talent Yield Investments, 4.50%, 4/25/22 (USD) (1)	2,500,000	2,572
Tencent Holdings, 4.625%, 12/12/16 (USD) (1)	10,200,000	10,557
Tencent Holdings, 4.625%, 12/12/16 (USD)	3,000,000	3,104
West China Cement, 7.50%, 1/25/16 (USD)	5,800,000	5,249
West China Cement, 7.50%, 1/25/16 (USD) (1)	8,500,000	7,692
Yancoal International Resources Development 5.73%, 5/16/22 (USD) (1)	8,120,000	8,088
Total China (Cost $133,463)		137,620

COLOMBIA 1.2%

Corporate Bonds 0.8%

BanColombia, 5.95%, 6/3/21 (USD)	7,160,000	7,679
Empresa de Energia de Bogota, 6.125%, 11/10/21 (USD) (1)	12,400,000	13,144
Pacific Rubiales Energy, 7.25%, 12/12/21 (USD) (1)	2,800,000	3,052
Pacific Rubiales Energy, 7.25%, 12/12/21 (USD)	3,298,000	3,595
		27,470

HONG KONG 0.1%		
Corporate Bonds 0.1%		
LS Finance, 5.25%, 1/26/17 (USD)	3,350,000	3,461
Total Hong Kong (Cost $3,477)		3,461
HUNGARY 0.9%		
Government Bonds 0.9%		
Republic of Hungary, 4.75%, 2/3/15 (USD)	31,445,000	30,345
Republic of Hungary, 7.625%, 3/29/41 (USD)	1,300,000	1,277
Total Hungary (Cost $30,410)		31,622
ICELAND 0.6%		
Government Bonds 0.6%		
Republic of Iceland, 4.875%, 6/16/16 (USD)	2,900,000	2,909
Republic of Iceland, 4.875%, 6/16/16 (USD) (1)	14,430,000	14,469
Republic of Iceland, 5.875%, 5/11/22 (USD) (1)	3,030,000	2,959
Total Iceland (Cost $20,234)		20,337
INDIA 0.1%		
Corporate Bonds 0.1%		
Reliance Holdings, 5.40%, 2/14/22 (USD) (1)	1,250,000	1,253
Reliance Holdings, 6.25%, 10/19/40 (USD) (1)	3,000,000	2,823
Total India (Cost $4,215)		4,076
INDONESIA 6.5%		
Corporate Bonds 1.9%		
Majapahit Holdings, 7.75%, 1/20/20 (USD)	6,850,000	8,203
Majapahit Holdings, 7.875%, 6/29/37 (USD)	11,750,000	14,335
Majapahit Holdings, 8.00%, 8/7/19 (USD) (1)	10,670,000	12,910
Majapahit Holdings, 8.00%, 8/7/19 (USD)	570,000	690

Pertamina, 6.00%, 5/3/42 (USD) (1)	8,504,000	8,440
Pertamina, 6.50%, 5/27/41 (USD) (1)	5,000,000	5,300
Perusahaan Listrik Negara, 5.50%, 11/22/21 (USD) (1)	5,600,000	5,880
PT Adaro Indonesia, 7.625%, 10/22/19 (USD) (1)	8,840,000	9,459
		65,217
Government Bonds 4.6%		
Perusahaan Penerbit, 4.00%, 11/21/18 (USD) (1)	800,000	810
Republic of Indonesia, 3.75%, 4/25/22 (USD) (1)	28,700,000	28,772
Republic of Indonesia, 4.875%, 5/5/21 (USD)	40,550,000	44,352
Republic of Indonesia, 5.25%, 1/17/42 (USD) (1)	3,250,000	3,417
Republic of Indonesia, 5.25%, 1/17/42 (USD)	10,000,000	10,465
Republic of Indonesia, 5.875%, 3/13/20 (USD)	9,940,000	11,505
Republic of Indonesia, 6.625%, 2/17/37 (USD)	7,299,000	9,051
Republic of Indonesia, 6.875%, 1/17/18 (USD)	9,944,000	11,796
Republic of Indonesia, 7.75%, 1/17/38 (USD)	5,159,000	7,132
Republic of Indonesia, 8.50%, 10/12/35 (USD)	6,944,000	10,225
Republic of Indonesia, 11.625%, 3/4/19 (USD) (1)	14,000,000	20,720
		158,245
Total Indonesia (Cost $202,507)		223,462
IRAQ 1.3%		
Government Bonds 1.3%		
Republic of Iraq, 5.80%, 1/15/28 (USD)	52,686,000	43,334
Total Iraq (Cost $35,840)		43,334
ISRAEL 0.3%		
Corporate Bonds 0.3%		
Israel Electric, 7.75%, 12/15/27 (USD)	7,400,000	7,369

Israel Electric, 9.375%, 1/28/20 (USD)	3,250,000	3,697
Total Israel (Cost $11,375)		11,066
ITALY 0.1%		
Corporate Bonds 0.1%		
Wind Acquisition, PIK, 12.25%, 7/15/17 (USD)	5,861,000	4,040
Total Italy (Cost $4,801)		4,040
IVORY COAST 0.3%		
Government Bonds 0.3%		
Republic of Ivory Coast, FRN, 3.75%, 12/31/32 (USD) (3)(7)	12,365,000	9,274
Total Ivory Coast (Cost $7,682)		9,274
JAMAICA 1.3%		
Corporate Bonds 0.6%		
Air Jamaica, 9.375%, 7/8/15 (USD)	1,290,000	1,351
Clarendon Alumina Production, 8.50%, 11/16/21 (USD)	3,122,000	3,122
Digicel, 8.25%, 9/1/17 (USD)	670,000	689
Digicel, 8.875%, 1/15/15 (USD)	720,000	731
Digicel, 10.50%, 4/15/18 (USD) (1)	10,750,000	11,220
Digicel, 12.00%, 4/1/14 (USD) (1)	1,000,000	1,115
Digicel, 12.00%, 4/1/14 (USD)	2,750,000	3,066
Digicel, PIK, 9.125%, 1/15/15 (USD)	1,600,000	1,624
		22,918
Government Bonds 0.7%		
Government of Jamaica, 8.00%, 6/24/19 (USD)	15,352,000	15,697
Government of Jamaica, 8.00%, 3/15/39 (USD)	1,600,000	1,472

LITHUANIA 0.7%

Government Bonds 0.7%

Republic of Lithuania, 6.625%, 2/1/22 (USD) (1)	2,500,000	2,872
Republic of Lithuania, 7.375%, 2/11/20 (USD)	17,074,000	20,229
Total Lithuania (Cost $21,722)		23,101

MACAU 0.3%

Corporate Bonds 0.3%

MCE Finance, 10.25%, 5/15/18 (USD)	7,505,000	8,537
Total Macau (Cost $8,504)		8,537

MALAYSIA 0.2%

Government Bonds 0.2%

Government of Malaysia, 3.197%, 10/15/15	935,000	296
Wakala Global Sukuk, 4.646%, 7/6/21 (USD)	7,000,000	7,710
Total Malaysia (Cost $7,707)		8,006

MEXICO 9.6%

Corporate Bonds 5.6%

America Movil, 6.125%, 3/30/40 (USD)	6,000,000	7,455
America Movil, 8.46%, 12/18/36	29,400,000	2,317
CEMEX, 9.00%, 1/11/18 (USD) (1)	9,700,000	8,706
CEMEX, FRN, 5.461%, 9/30/15 (USD) (1)	5,155,000	4,686
CEMEX Espana Luxembourg, 9.875%, 4/30/19 (USD)	300,000	267
CEMEX Finance, 9.50%, 12/14/16 (USD) (1)	1,020,000	1,000
Comision Federal de Electricidad, 5.75%, 2/14/42 (USD) (1)	5,000,000	5,300
Controladora Mabe, 7.875%, 10/28/19 (USD) (1)	10,575,000	11,104
Corporacion Geo, 8.875%, 3/27/22 (USD) (1)	3,700,000	3,820
Corporacion Geo, 9.25%, 6/30/20 (USD)	300,000	315

MONGOLIA 0.3%		
Corporate Bonds 0.3%		
Mongolian Mining, 8.875%, 3/29/17 (USD) (1)	8,700,000	8,744
Total Mongolia (Cost $8,705)		8,744
NAMIBIA 0.3%		
Government Bonds 0.3%		
Republic of Namibia, 5.50%, 11/3/21 (USD)	4,700,000	4,911
Republic of Namibia, 5.50%, 11/3/21 (USD) (1)	5,550,000	5,800
Total Namibia (Cost $10,361)		10,711
NIGERIA 0.9%		
Corporate Bonds 0.6%		
Afren, 10.25%, 4/8/19 (USD) (1)	500,000	518
Afren, 11.50%, 2/1/16 (USD) (1)	8,750,000	9,384
Afren, 11.50%, 2/1/16 (USD)	1,100,000	1,180
GTB Finance, 7.50%, 5/19/16 (USD) (1)	9,000,000	9,490
		20,572
Government Bonds 0.3%		
Federal Republic of Nigeria, 6.75%, 1/28/21 (USD)	1,100,000	1,191
Federal Republic of Nigeria, 6.75%, 1/28/21 (USD) (1)	6,800,000	7,361
		8,552
Total Nigeria (Cost $27,551)		29,124
PANAMA 0.0%		
Government Bonds 0.0%		
Republic of Panama, 5.20%, 1/30/20 (USD)	125,000	147
Republic of Panama, 6.70%, 1/26/36 (USD)	360,000	488

Republic of Panama, 9.375%, 4/1/29 (USD)	80,000	131
Total Panama (Cost $658)		766
PERU 1.7%		
Corporate Bonds 0.6%		
Banco Credito del Peru, 4.75%, 3/16/16 (USD) (1)	6,720,000	6,938
Banco Credito del Peru, 5.375%, 9/16/20 (USD) (1)	6,225,000	6,490
Corp Lindley, 6.75%, 11/23/21 (USD) (1)	3,410,000	3,700
Southern Copper, 7.50%, 7/27/35 (USD)	4,890,000	5,668
		22,796
Government Bonds 1.1%		
Republic of Peru, 5.625%, 11/18/50 (USD)	12,645,000	15,396
Republic of Peru, 7.125%, 3/30/19 (USD)	380,000	490
Republic of Peru, 8.75%, 11/21/33 (USD)	12,577,000	20,689
		36,575
Total Peru (Cost $50,006)		59,371
PHILIPPINES 3.1%		
Corporate Bonds 0.3%		
National Power, 6.875%, 11/2/16 (USD)	2,537,000	2,930
National Power, 9.625%, 5/15/28 (USD)	2,100,000	2,951
Power Sector Assets & Liabilities, 7.39%, 12/2/24 (USD)	4,035,000	5,245
		11,126
Government Bonds 2.8%		
Republic of Philippines, 5.00%, 1/13/37 (USD)	12,150,000	13,274
Republic of Philippines, 6.375%, 1/15/32 (USD)	1,495,000	1,893
Republic of Philippines, 6.375%, 10/23/34 (USD)	57,550,000	73,808
Republic of Phillippines, 7.50%, 9/25/24 (USD)	555,000	739
Republic of Philippines, 7.75%, 1/14/31 (USD)	3,000,000	4,279

Republic of Philippines, 8.375%, 6/17/19 (USD)	215,000	291
Republic of Philippines, 8.875%, 3/17/15 (USD)	1,255,000	1,479
		95,763
Total Philippines (Cost $91,976)		106,889
POLAND 0.6%		
Corporate Bonds 0.5%		
Eileme 1, PIK, 14.25%, 8/15/20 (USD) (1)	3,625,000	3,252
Eileme 2, 11.625%, 1/31/20 (USD) (1)	12,950,000	13,403
		16,655
Government Bonds 0.1%		
Republic of Poland, 5.00%, 3/23/22 (USD)	1,480,000	1,623
Republic of Poland, 5.125%, 4/21/21 (USD)	650,000	720
Republic of Poland, 5.25%, 1/15/14 (USD)	600,000	635
		2,978
Total Poland (Cost $19,337)		19,633
QATAR 0.2%		
Government Bonds 0.2%		
State of Qatar, 5.75%, 1/20/42 (USD) (1)	5,700,000	6,826
Total Qatar (Cost $6,139)		6,826
RUSSIA 14.2%		
Corporate Bonds 5.2%		
Alfa Bank, 7.875%, 9/25/17 (USD) (1)	11,780,000	11,915
Alfa Bank, 7.875%, 9/25/17 (USD)	2,500,000	2,529
Alrosa Finance, 7.75%, 11/3/20 (USD)	6,000,000	6,314
Gazprom, 5.999%, 1/23/21 (USD) (1)	3,300,000	3,554
Gazprom, 7.288%, 8/16/37 (USD)	20,268,000	23,106

Lukoil International Finance, 6.125%, 11/9/20 (USD)	800,000	843
Lukoil International Finance, 7.25%, 11/5/19 (USD)	7,535,000	8,515
Metalloinvest Finance, 6.50%, 7/21/16 (USD) (1)	13,700,000	13,666
Metalloinvest Finance, 6.50%, 7/21/16 (USD)	2,600,000	2,594
Novatek Finance, 6.604%, 2/3/21 (USD) (1)	4,500,000	4,923
Promsvyazbank Finance, 6.20%, 4/25/14 (USD)	1,500,000	1,472
Promsvyazbank Finance, 6.20%, 4/25/14 (USD) (1)	15,000,000	14,664
RSHB Capital (Russian Agricultural Bank) 5.298%, 12/27/17 (USD)	3,000,000	3,053
RSHB Capital (Russian Agricultural Bank) 6.299%, 5/15/17 (USD)	15,000,000	15,900
RSHB Capital (Russian Agricultural Bank) 7.75%, 5/29/18 (USD)	620,000	704
RusHydro Finance, 7.875%, 10/28/15	242,000,000	7,218
Russian Railways, 5.739%, 4/3/17 (USD)	1,010,000	1,081
SCF Capital, 5.375%, 10/27/17 (USD)	3,050,000	2,924
Severstal, 6.25%, 7/26/16 (USD)	6,500,000	6,526
Severstal, 6.70%, 10/25/17 (USD)	100,000	101
Severstal, 6.70%, 10/25/17 (USD) (1)	6,075,000	6,160
TMK Capital, 7.75%, 1/27/18 (USD)	7,700,000	7,353
TNK-BP Finance, 6.625%, 3/20/17 (USD)	5,950,000	6,493
Transneft, 8.70%, 8/7/18 (USD)	1,900,000	2,375
VEB Finance, 6.902%, 7/9/20 (USD) (1)	9,150,000	9,934
VEB Finance, 6.902%, 7/9/20 (USD)	400,000	434
VimpelCom, 7.504%, 3/1/22 (USD)	9,900,000	9,325
VimpelCom, 7.748%, 2/2/21 (USD)	7,300,000	7,068
		180,744
Government Bonds 9.0%		
Russian Federation, 4.50%, 4/4/22 (USD)	20,000,000	21,002
Russian Federation, 5.00%, 4/29/20 (USD)	12,800,000	13,952
Russian Federation, 5.625%, 4/4/42 (USD)	7,200,000	7,721

Russian Federation, 5.625%, 4/4/42 (USD) (1)	600,000	643
Russian Federation, 7.85%, 3/10/18 (1)	140,000,000	4,567
Russian Federation, FRN, 7.50%, 3/31/30 (USD)	216,329,435	260,264
		308,149
Total Russia (Cost $455,501)		488,893

SENEGAL 0.0%

Government Bonds 0.0%

Republic of Senegal, 8.75%, 5/13/21 (USD)	200,000	221
Total Senegal (Cost $207)		221

SERBIA 0.8%

Government Bonds 0.8%

Republic of Serbia, 7.25%, 9/28/21 (USD) (1)	6,450,000	6,660
Republic of Serbia, FRN, 6.75%, 11/1/24 (USD)	22,342,504	21,560
Total Serbia (Cost $27,709)		28,220

SOUTH AFRICA 1.1%

Corporate Bonds 0.9%

Eskom Holdings, 5.75%, 1/26/21 (USD)	5,300,000	5,823
Eskom Holdings, 5.75%, 1/26/21 (USD) (1)	15,600,000	17,140
Standard Bank, 8.125%, 12/2/19 (USD)	7,900,000	8,631
		31,594

Government Bonds 0.2%

Republic of South Africa, 4.665%, 1/17/24 (USD)	3,073,000	3,342
Republic of South Africa, 5.875%, 5/30/22 (USD)	200,000	239
Republic of South Africa, 6.25%, 3/8/41 (USD)	1,327,000	1,683
Republic of South Africa, 6.875%, 5/27/19 (USD)	100,000	123

UKRAINE 2.7%

Corporate Bonds 1.6%		
Avangardco Investments, 10.00%, 10/29/15 (USD)	7,150,000	5,708
DTEK Finance, 9.50%, 4/28/15 (USD) (1)	9,193,000	8,963
Ferrexpo Finance, 7.875%, 4/7/16 (USD)	4,450,000	4,038
MHP, 10.25%, 4/29/15 (USD)	18,577,000	17,997
Mriya Agro Holding, 10.95%, 3/30/16 (USD) (1)	10,400,000	8,918
Naftogaz Ukraine, 9.50%, 9/30/14 (USD)	8,765,000	8,447
Ukreximbank (Biz Finance), 8.375%, 4/27/15 (USD)	595,000	539
		54,610
Government Bonds 1.1%		
Government of Ukraine, 6.58%, 11/21/16 (USD)	10,384,000	9,346
Government of Ukraine, 6.75%, 11/14/17 (USD)	3,320,000	2,966
Government of Ukraine, 7.65%, 6/11/13 (USD)	8,525,000	8,397
Government of Ukraine, 7.75%, 9/23/20 (USD)	1,480,000	1,348
Government of Ukraine, 7.75%, 9/23/20 (USD) (1)	7,700,000	7,015
Government of Ukraine, 7.95%, 2/23/21 (USD) (1)	8,950,000	8,207
		37,279
Total Ukraine (Cost $97,435)		91,889

UNITED ARAB EMIRATES 0.6%

Corporate Bonds 0.6%		
DP World, 6.85%, 7/2/37 (USD)	4,900,000	4,839
DP World Sukuk, 6.25%, 7/2/17 (USD)	4,910,000	5,327
Dubai Holding Commercial Operations, 6.00%, 2/1/17 (GBP)	2,000,000	2,623
Emaar Sukuk, 8.50%, 8/3/16 (USD)	5,600,000	6,160
Total United Arab Emirates (Cost $17,446)		18,949

UNITED KINGDOM 0.2%		
Corporate Bonds 0.2%		
Nord Anglia Education, 10.25%, 4/1/17 (USD) (1)	6,600,000	6,780
Total United Kingdom (Cost $6,721)		6,780
UNITED STATES 0.8%		
Corporate Bonds 0.4%		
Bunge Limited Finance, 3.20%, 6/15/17	1,900,000	1,891
CEDC Finance International, 9.125%, 12/1/16 (1)	1,650,000	1,031
NII Capital, 7.625%, 4/1/21	1,920,000	1,647
NII Capital, 8.875%, 12/15/19	2,840,000	2,570
NII Capital, 10.00%, 8/15/16	4,846,000	5,028
Trilogy International Partners, 10.25%, 8/15/16 (1)	1,650,000	1,353
		13,520
Government Bonds 0.2%		
U.S. Treasury Notes, 0.25%, 5/15/15	150,000	149
U.S. Treasury Notes, 1.00%, 3/31/17	1,000,000	1,014
U.S. Treasury Notes, 2.25%, 1/31/15 (2)	6,459,000	6,769
		7,932
Municipal Securities 0.2%		
Guam Power Auth., 7.50%, 10/1/15	5,335,000	5,503
		5,503
Total United States (Cost $28,161)		26,955
URUGUAY 0.0%		
Government Bonds 0.0%		
Republic of Uruguay, FRN, 7.875%, 1/15/33 (USD)	650,000	947
Total Uruguay (Cost $780)		947

VENEZUELA 9.0%

Corporate Bonds 3.7%		
Petroleos de Venezuela, 4.90%, 10/28/14 (USD)	6,149,127	5,304
Petroleos de Venezuela, 5.00%, 10/28/15 (USD)	61,755,280	48,867
Petroleos de Venezuela, 5.125%, 10/28/16 (USD)	4,253,562	3,116
Petroleos de Venezuela, 5.25%, 4/12/17 (USD)	38,561,800	27,764
Petroleos de Venezuela, 5.375%, 4/12/27 (USD)	8,400,000	4,809
Petroleos de Venezuela, 8.50%, 11/2/17 (USD)	39,712,100	32,365
Petroleos de Venezuela, 12.75%, 2/17/22 (USD)	4,750,000	4,477
		126,702
Government Bonds 5.3%		
Bolivarian Republic of Venezuela, 5.75%, 2/26/16 (USD)	2,999,500	2,595
Bolivarian Republic of Venezuela, 6.00%, 12/9/20 (USD)	13,425,500	9,096
Bolivarian Republic of Venezuela, 7.00%, 3/31/38 (USD)	20,005,000	13,203
Bolivarian Republic of Venezuela, 7.65%, 4/21/25 (USD)	23,457,000	16,303
Bolivarian Republic of Venezuela, 8.25%, 10/13/24 (USD)	24,100,000	17,533
Bolivarian Republic of Venezuela, 9.25%, 5/7/28 (USD)	19,548,000	14,954
Bolivarian Republic of Venezuela, 9.375%, 1/13/34 (USD)	4,000,000	3,100
Bolivarian Republic of Venezuela, 11.95%, 8/5/31 (USD)	84,825,900	75,919
Bolivarian Republic of Venezuela, 12.75%, 8/23/22 (USD)	32,765,000	31,618
		184,321
Warrants 0.0%		
Bolivarian Republic of Venezuela, Warrants, 4/15/20 (USD) (3)	7,140	216
		216
Total Venezuela (Cost $289,544)		311,239

VIETNAM 0.5%

Government Bonds 0.5%		
Socialist Republic of Vietnam, 6.75%, 1/29/20 (USD)	11,005,000	11,803

Socialist Republic of Vietnam, FRN, 1.563%, 3/13/28 (USD)	4,750,000	3,929
Total Vietnam (Cost $15,093)		15,732

SHORT-TERM INVESTMENTS 3.2%

Money Market Funds 3.2%

T. Rowe Price Reserve Investment Fund, 0.16% (4)(5)	111,615,499	111,615
Total Short-Term Investments (Cost $111,615)		111,615

Total Investments in Securities

98.9% of Net Assets (Cost $3,238,295) **$ 3,404,245**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; securities are denominated in the currency of the country presented unless otherwise noted.

(1) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers – total value of such securities at period-end amounts to $802,296 and represents 23.3% of net assets.

(2) At June 30, 2012, all or a portion of this security is pledged as collateral and/or margin deposit to cover future funding obligations.

(3) Non-income producing

(4) Seven-day yield

(5) Affiliated Companies

(6) Issuer has filed for bankruptcy protection; the amount and timing of future distributions is uncertain.

(7) In default with respect to payment of interest.

BRL Brazilian Real
CLN Credit Linked Note
CLP Chilean Peso
CNY China Renminbi
COP Colombian Peso
EUR Euro
FRN Floating-Rate Note
GBP British Pound
IDR Indonesian Rupiah
MXN Mexican Peso
NGN Nigerian Naira
PHP Philippines Peso
PIK Payment-in-kind
PLN Polish Zloty
RUB Russian Ruble
TRY Turkish Lira

(Amounts in 000s)

Forward Currency Exchange Contracts

Counterparty	Settlement	Receive		Deliver		Unrealized Gain (Loss)
Barclays Bank	8/16/12	BRL	19,979	USD	9,670	190
Barclays Bank	8/16/12	PLN	112,175	USD	33,086	404
Barclays Bank	8/16/12	TRY	28,478	USD	15,396	198
Citibank	7/18/12	NGN	556,922	USD	3,359	34
Citibank	8/16/12	MXN	9,255	USD	671	20
Citibank	8/16/12	USD	113,431	BRL	225,160	2,307
Citibank	8/16/12	USD	11,203	MXN	154,514	(331)
Credit Suisse	7/20/12	IDR	60,068,890	USD	6,495	(114)
Credit Suisse	8/16/12	CLP	48,579	USD	98	(2)
Credit Suisse	8/16/12	COP	15,739,065	USD	8,810	(54)
Credit Suisse	8/16/12	EUR	810	USD	1,024	2
Credit Suisse	8/16/12	EUR	602	USD	764	(2)
Credit Suisse	8/16/12	RUB	544,080	USD	16,367	301
Credit Suisse	8/16/12	USD	8,815	COP	15,739,065	59
Credit Suisse	8/16/12	USD	16,178	PLN	56,205	(602)
Deutsche Bank	8/16/12	EUR	4,491	USD	5,660	26
Deutsche Bank	8/16/12	USD	22,269	EUR	17,189	508
Goldman Sachs	8/16/12	USD	16,388	PLN	55,970	(321)
Goldman Sachs	8/16/12	USD	44	ZAR	362	—
JPMorgan Chase	8/16/12	EUR	5,540	USD	6,976	37
JPMorgan Chase	8/16/12	EUR	15,088	USD	19,224	(123)
JPMorgan Chase	8/16/12	TRY	1,467	USD	802	1
JPMorgan Chase	8/16/12	USD	22,099	EUR	17,189	337
JPMorgan Chase	8/16/12	USD	470	MXN	6,500	(15)
JPMorgan Chase	8/16/12	USD	12,823	RUB	391,346	834
JPMorgan Chase	8/16/12	ZAR	16	USD	2	—
Morgan Stanley	8/16/12	BRL	13,689	USD	6,599	157
Morgan Stanley	8/16/12	MXN	260,593	USD	18,918	534
Morgan Stanley	8/16/12	USD	100,940	BRL	208,410	(1,917)
Royal Bank of Canada	8/16/12	EUR	1,483	USD	1,857	21
Royal Bank of Scotland	8/16/12	USD	2,758	GBP	1,717	69
Standard Chartered	8/16/12	PHP	722,796	USD	16,940	156
Standard Chartered	9/25/12	CNY	106,627	USD	16,776	(45)
State Street	8/16/12	MXN	13,525	USD	932	77
UBS Investment Bank	8/16/12	USD	18,385	MXN	255,288	(671)
Net unrealized gain (loss) on open forward currency exchange contracts						$ 2,075

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,238,295)	$ 3,404,245
Interest receivable	63,920
Unrealized gain on forward currency exchange contracts	6,272
Foreign currency (cost $5,473)	5,663
Receivable for shares sold	1,512
Unrealized gain on swaps	648
Swap premiums paid	357
Cash	20
Other assets	324
Total assets	3,482,961
Liabilities	
Payable for investment securities purchased	23,986
Swap premiums received	6,311
Unrealized loss on forward currency exchange contracts	4,197
Investment management fees payable	2,073
Payable for shares redeemed	1,893
Unrealized loss on swaps	1,869
Due to affiliates	282
Other liabilities	734
Total liabilities	41,345
NET ASSETS	$ 3,441,616
Net Assets Consist of:	
Overdistributed net investment income	$ (1,568)
Accumulated undistributed net realized gain	17,315
Net unrealized gain	166,511
Paid-in capital applicable to 259,166,577 shares of $0.01 par value capital stock outstanding; 4,500,000,000 shares of the Corporation authorized	3,259,358
NET ASSETS	$ 3,441,616
NET ASSET VALUE PER SHARE	$ 13.28

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/12
Investment Income (Loss)	
Income	
Interest	$ 118,328
Dividend	77
Other	271
Total income	118,676
Expenses	
Investment management	12,300
Shareholder servicing	2,643
Prospectus and shareholder reports	92
Custody and accounting	471
Registration	64
Legal and audit	20
Directors	12
Miscellaneous	9
Total expenses	15,611
Net investment income	103,065
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(10,186)
Swaps	1,197
Foreign currency transactions	10,800
Net realized gain	1,811
Change in net unrealized gain (loss)	
Securities	135,769
Swaps	1,773
Other assets and liabilities denominated in foreign currencies	(8,253)
Change in net unrealized gain	129,289
Net realized and unrealized gain	131,100
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 234,165**

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Changes in Net Assets

($000s)

	6 Months Ended 6/30/12	Year Ended 12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 103,065	$ 194,143
Net realized gain	1,811	58,468
Change in net unrealized gain (loss)	129,289	(157,300)
Increase in net assets from operations	234,165	95,311
Distributions to shareholders		
Net investment income	(104,633)	(195,268)
Net realized gain	–	(24,925)
Decrease in net assets from distributions	(104,633)	(220,193)
Capital share transactions*		
Shares sold	356,584	872,772
Distributions reinvested	98,134	207,257
Shares redeemed	(229,700)	(526,284)
Redemption fees received	75	284
Increase in net assets from capital share transactions	225,093	554,029
Net Assets		
Increase during period	354,625	429,147
Beginning of period	3,086,991	2,657,844
End of period	**$ 3,441,616**	**$ 3,086,991**
Undistributed (overdistributed) net investment income	(1,568)	–
*Share information		
Shares sold	26,939	66,159
Distributions reinvested	7,398	15,837
Shares redeemed	(17,472)	(39,843)
Increase in shares outstanding	16,865	42,153

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Bond Fund (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund commenced operations on December 30, 1994. The fund seeks to provide high income and capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the fund recognizes a loss if cost exceeds value. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2012, the fund realized $1,007,000 of net loss on $29,001,000 of in-kind redemptions.

New Accounting Pronouncements In May 2011, the Financial Accounting Standards Board (FASB) issued amended guidance to align fair value measurement and disclosure requirements in U.S. GAAP with International Financial Reporting Standards. The guidance is effective for fiscal years and interim periods beginning on or after December 15, 2011. Adoption had no effect on net assets or results of operations.

In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Equity securities listed or regularly traded on a securities exchange or in the OTC market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by independent swap dealers or by an independent pricing service.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of June 30, 2012, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended June 30, 2012, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 8% and 12% of net assets.

Credit Default Swaps The fund is subject to credit risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risk. The fund may use swaps in an effort to manage exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; and/or to adjust portfolio duration or credit exposure. Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(s) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price of the underlying credit; or, in the case of an index swap, the market value of the contract relative to the notional amount. Therefore, the payment risk increases as the price of the relevant underlying credit, or market value of the index swap, declines due to market valuations of credit quality. As of June 30, 2012, the notional amount of protection sold by the fund totaled $55,500,000 (1.6% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. The value of a swap included in net assets is the unrealized gain or loss on the contract plus or minus any unamortized premiums paid or received, respectively. Appreciated swaps and premiums paid are reflected as assets, and depreciated swaps and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Net periodic receipts or payments required by swaps are accrued daily and are recorded as realized gain or loss for financial reporting purposes when settled; fluctuations in the fair value of swaps are reflected in the change in net unrealized gain or loss and are reclassified to realized gain or loss upon termination prior to maturity or cash settlement. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment. During the six months ended June 30, 2012, the fund’s exposure to swaps, based on underlying notional amounts, was generally between 1% and 3% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2012, approximately 94% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Noninvestment-Grade Debt Securities At June 30, 2012, approximately 48% of the fund’s net assets were invested, either directly or through its investment in T. Rowe Price institutional funds, in noninvestment-grade debt securities, commonly referred to as “high yield” or “junk” bonds. The noninvestment-grade bond market may experience sudden and sharp price swings due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high-profile default, or a change in the market’s psychology. These events may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s assets. As of June 30, 2012, securities valued at $5,755,000 had been posted by the fund to counterparties for covered OTC instruments. Collateral pledged by counterparties to the fund is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of June 30, 2012, collateral pledged by counterparties to the fund for covered OTC instruments consisted of securities valued at $6,479,000.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $913,158,000 and $650,239,000, respectively, for the six months ended June 30, 2012. Purchases and sales of U.S. government securities aggregated $1,900,000 and $7,369,000, respectively, for the six months ended June 30, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2011, the fund had $2,575,000 of available capital loss carryforwards.

At June 30, 2012, the cost of investments for federal income tax purposes was $3,240,364,000. Net unrealized gain aggregated $164,442,000 at period-end, of which $233,338,000 related to appreciated investments and $68,896,000 related to depreciated investments.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2012, expenses incurred pursuant to these service agreements were $92,000 for Price Associates; $316,000 for T. Rowe Price Services, Inc.; and $23,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended June 30, 2012, the fund was allocated $405,000 of Spectrum Funds’ expenses and $1,454,000 of Retirement Funds’ expenses. Of these amounts, $1,081,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2012, approximately 17% of the outstanding shares of the fund were held by the Spectrum Funds and 47% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 119,458 shares of the fund, representing less than 1% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 6, 2012, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the three-month and 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at the median for other groups of comparable funds. The information provided to the Board also indicated that the fund’s total expense ratio was at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 16, 2012

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date August 16, 2012